[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
August 31, 2001

CBA Money Fund

www.mlim.ml.com

CBA Money Fund
Dear Shareholder:

For the six-month period ended August 31, 2001, CBA Money Fund paid shareholders a net annualized dividend of 4.17%.* The Fund's 7-day yield as of August 31, 2001 was 3.52%.

The average portfolio maturity for CBA Money Fund at August 31, 2001 was 66 days, compared to 75 days at February 28, 2001.

The Environment

Since the first quarter of 2001, economic activity slowed dramatically with the manufacturing sector appearing to slide into a recession. Business capital expenditures fell to extremely low levels with the buildup of excess capacity. Consumer activity kept gross domestic product barely positive, but rising debt service burdens could begin to exert more pressure on spending. The inability of corporate earnings to meet expectations throughout the period prevented any sustained recovery in the equity markets. Thus, the short end of the fixed-income market has been viewed as a safe haven for investors.

Alarmed by the swiftness in the falloff of economic activity, the Federal Reserve Board surprised the markets with a 50 basis point (0.50%) reduction in interest rates on April 18. The move stabilized the markets, but economic conditions failed to improve. The Federal Reserve Board eased an additional 50 basis points in May and another 25 basis points in both June and August 2001, bringing the Federal Funds rate to 3.5%. The last time the Federal Funds rate was below 4% was in 1994. The Federal Reserve Board has maintained its bias to ease monetary policy, seeing further risks ahead for the economy.

Portfolio Matters

During the six-month period ended August 31, 2001, our investment strategy remained fairly consistent. With the Federal Reserve Board continuing its easing cycle, we extended the Fund's average life 70 days-80 days. We utilized a barbell investment strategy that allowed us to take advantage of high interest rates in the short end of the yield curve as well as the potential appreciation of longer-dated fixed securities with maturities between one year and two years. We favored bank product in the one-year sector earlier in the period, however, toward the middle of the year, abundant agency issuance across the curve drove spreads wider, resulting in greater relative value. Currently, we prefer variable rate securities, as the yield curve in the front end remains inverted and gives us little incentive to increase interest rate exposure at these levels. Going forward, while we remain constructive, we have become more cautious about interest rate risk at current low yields, anticipating that the Federal Reserve Board may be near the end of its easing cycle. Also, the narrowing of spreads has lessened our interest in the floating rate note market, at least until the volume of new supply increases and spreads begin to look reasonable again.

The portfolio's composition at the end of the August period and as of our last report is as follows:

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

                                                            8/31/01     2/28/01
                                                            -------     -------

Bank Notes ...............................................      --%       4.6%
Certificates of Deposit ..................................     1.1        0.8
Certificates of Deposit--
   European ..............................................     8.5        5.9
Certificates of Deposit--Yankee+ .........................    10.0       21.1
Commercial Paper .........................................     6.8       16.2
Corporate Notes ..........................................      --        1.8
Funding Agreements .......................................     7.8        5.3
Medium-Term Notes ........................................    15.2       15.0
Repurchase Agreements ....................................     2.8         --
Promissory Notes .........................................      --        3.3
Time Deposits ............................................      --        0.1
US Government & Agency
   Obligations--Discount Notes ...........................    13.0        4.3
US Government & Agency
   Obligations--Non-Discount
   Notes .................................................    34.7       20.3
Other Assets Less Liabilities ............................     0.1        1.3
                                                             -----      -----
Total ....................................................   100.0%     100.0%
                                                             =====      =====

+     US branches of foreign banks.

In Conclusion

We appreciate your continued support of CBA Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Richard J. Mejzak

Richard J. Mejzak
Vice President and Portfolio Manager

September 25, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

                        A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.

CBA Money Fund
Schedule of Investments as of August 31, 2001                     (in Thousands)

                           Face    Interest     Maturity
Issue                     Amount     Rate*        Date        Value
--------------------------------------------------------------------
                      Certificates of Deposit--1.1%
--------------------------------------------------------------------
SouthTrust Bank, NA       $ 8,000   4.22 %    10/25/2001     $ 8,009
--------------------------------------------------------------------
Total Certificates of Deposit (Cost--$7,999) ...........       8,009
--------------------------------------------------------------------
                     Certificates of Deposit--European--8.5%
--------------------------------------------------------------------
Abbey National              5,000   4.21       5/15/2002       5,026
Treasury Services PLC,      5,000   4.17       7/31/2002       5,030
United Kingdom
--------------------------------------------------------------------
Barclays Bank PLC,          5,000   4.43       4/10/2002       5,030
United Kingdom
--------------------------------------------------------------------
Deutsche Bank AG,           3,000   4.06       7/12/2002       3,015
Germany
--------------------------------------------------------------------
Landesbank Baden-          15,000   5.12       2/07/2002      15,110
Wurttemberg, Germany
--------------------------------------------------------------------
Svenska                    30,000   6.61      11/26/2001      30,220
Handelsbanken AB,
Sweden
--------------------------------------------------------------------
Total Certificates of Deposit--European
(Cost--$63,010) ........................................      63,431
--------------------------------------------------------------------
                     Certificates of Deposit--Yankee--10.0%
--------------------------------------------------------------------
Bank of Nova Scotia, NY    10,000   3.86       7/23/2002      10,026
--------------------------------------------------------------------
Bayerische Hypo- und       15,000   3.595      9/23/2002      15,015
Vereinsbank AG, NY
--------------------------------------------------------------------
Landesbank                 50,000   6.045      9/24/2001      50,073
Hessen-Thuringen
Girozentrale, NY
--------------------------------------------------------------------
Total Certificates of Deposit--Yankee
(Cost--$74,996) ........................................      75,114
--------------------------------------------------------------------
                             Commercial Paper--6.8%
--------------------------------------------------------------------
Blue Ridge Asset            4,555   3.60       9/14/2001       4,548
Funding Corp.
--------------------------------------------------------------------
Centric Capital Corp.      10,000   3.67      12/21/2001       9,896
--------------------------------------------------------------------
Corporate Asset             2,550   3.70       9/05/2001       2,549
Funding Co., Inc.
--------------------------------------------------------------------
Forrestal Funding           4,000   3.61       9/21/2001       3,991
Master Trust
--------------------------------------------------------------------
Lone Star Funding,         10,000   3.42      11/20/2001     $ 9,924
LLC
--------------------------------------------------------------------
SBC Communica-              5,000   4.25       6/05/2002       5,001
tions Inc.
--------------------------------------------------------------------
Unilever Capital Corp.     15,000   3.97+      9/07/2001      15,000
--------------------------------------------------------------------
Total Commercial Paper (Cost--$50,898) .................      50,909
--------------------------------------------------------------------
                            Funding Agreements--7.8%
--------------------------------------------------------------------
Jackson National Life      25,000   3.84+      5/01/2002      25,000
Insurance Co.
--------------------------------------------------------------------
Metropolitan Life          13,000   3.83+      4/01/2002      13,000
Insurance Co.
--------------------------------------------------------------------
Monumental Life            10,000   3.905+     5/17/2002      10,000
Insurance Co.
--------------------------------------------------------------------
New York Life              10,000   3.64+      5/31/2002      10,000
Insurance Company
--------------------------------------------------------------------
Total Funding Agreements (Cost--$58,000) ...............      58,000
--------------------------------------------------------------------
                            Medium-Term Notes--15.2%
--------------------------------------------------------------------
American Honda              5,000   4.44       4/22/2002       5,025
Finance Corp.              13,000   4.04+      5/21/2002      13,000
                           12,000   3.698+     7/24/2002      12,010
                            7,000   3.589+     8/14/2002       7,001
--------------------------------------------------------------------
CIT Group                   3,000   4.06+      9/13/2002       3,005
Inc., The
--------------------------------------------------------------------
Ford Motor Credit          32,320   7.00       9/25/2001      32,381
Company
--------------------------------------------------------------------
Goldman Sachs               5,000   3.95+      9/13/2002       5,000
Group, Inc.
--------------------------------------------------------------------
Household Finance           5,000   3.713+     5/24/2002       5,002
Corp.
--------------------------------------------------------------------
National Rural             27,600   3.823+     8/13/2002      27,649
Utilities Cooperative
Finance Corp.
--------------------------------------------------------------------
Salomon, Smith Barney       3,885   7.30       5/15/2002       3,982
Holdings, Inc.
--------------------------------------------------------------------
Total Medium-Term Notes (Cost--$113,976) ...............     114,055
--------------------------------------------------------------------

CBA Money Fund
Schedule of Investments as of August 31, 2001 (concluded)         (in Thousands)

                           Face    Interest     Maturity
Issue                     Amount     Rate*        Date        Value
--------------------------------------------------------------------
                      US Government & Agency Obligations--
                              Discount Notes--13.0%
--------------------------------------------------------------------
Federal Home Loan         $10,000   5.65 %    12/10/2001     $ 9,909
Bank                       11,210   4.85      12/28/2001      11,090
                            5,096   4.85      12/31/2001       5,040
                            2,000   4.79       1/25/2002       1,974
                            5,000   4.75       2/04/2002       4,929
--------------------------------------------------------------------
Federal Home Loan          25,000   3.64      10/04/2001      24,920
Mortgage Corporation
--------------------------------------------------------------------
Federal National            4,000   3.45      12/14/2001       3,962
Mortgage Association       10,000   4.82       2/08/2002       9,855
                           14,000   4.10       4/05/2002      13,728
                           10,000   4.305      4/05/2002       9,807
                            2,500   4.05       4/11/2002       2,450
--------------------------------------------------------------------
Total US Government & Agency Obligations--
Discount Notes (Cost--$97,231) .........................      97,664
--------------------------------------------------------------------
                      US Government & Agency Obligations--
                            Non-Discount Notes--34.7%
--------------------------------------------------------------------
Federal Home               25,000   3.946+    11/09/2001      25,000
Loan Bank                  15,000   3.525+     7/30/2002      15,001
                           35,000   3.493+     8/23/2002      34,930
                            5,000   3.451+     3/06/2003       4,996
--------------------------------------------------------------------
Federal National           40,000   3.726+     9/17/2001      39,999
Mortgage Association       40,000   6.02      12/20/2001      40,300
--------------------------------------------------------------------
Student Loan              100,000   3.926+     4/24/2002      99,994
Marketing Association
--------------------------------------------------------------------
Total US Government & Agency Obligations--
Non-Discount Notes (Cost--$259,964) ....................     260,220
--------------------------------------------------------------------
                          Repurchase Agreements**--2.8%
--------------------------------------------------------------------
 Face
Amount                     Issue
--------------------------------------------------------------------
$21,180        Nomura Securities International Inc.,
               purchased on 8/31/2001 to yield 3.69%
               to 9/04/2001 ............................      21,180
--------------------------------------------------------------------
Total Repurchase Agreements (Cost--$21,180) ............      21,180
--------------------------------------------------------------------
Total Investments (Cost--$747,254)--99.9% ..............     748,582

Other Assets Less Liabilities--0.1% ....................       1,051
                                                            --------
Net Assets--100.0% .....................................    $749,633
                                                            ========
====================================================================
 * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at August 31, 2001.
** Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
 +    Variable rate notes.

      See Notes to Financial Statements.

CBA Money Fund
Statement of Assets and Liabilities as of August 31, 2001

Assets:
Investments, at value (identified cost--$747,253,960*)              $748,582,287
Cash .................................................                     1,220
Interest receivable ..................................                 7,488,444
Prepaid registration fees and other assets ...........                   165,109
                                                                    ------------
Total assets .........................................               756,237,060
                                                                    ------------
Liabilities:
Payables:
   Securities purchased .............................. $4,996,118
   Investment adviser ................................    281,251
   Distributor .......................................    224,741
   Dividends to shareholders .........................      1,057      5,503,167
                                                       ----------
Accrued expenses .....................................                 1,100,816
                                                                    ------------
Total liabilities ....................................                 6,603,983
                                                                    ------------
Net Assets ...........................................              $749,633,077
                                                                    ============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value,
unlimited number of shares authorized ................              $ 74,830,475
Paid-in capital in excess of par .....................               673,474,275
Unrealized appreciation on investments--net ..........                 1,328,327
                                                                    ------------
Net Assets--Equivalent to $1.00 per share based
on 748,304,750 shares of beneficial
interest outstanding .................................              $749,633,077
                                                                    ============

* Cost for Federal income tax purposes. As of August 31, 2001, net unrealized appreciation for Federal income tax purposes amounted to $1,328,327, of which $1,383,840 related to appreciated securities and $55,513 related to depreciated securities.

      See Notes to Financial Statements.

CBA Money Fund
Statement of Operations for the Six Months Ended August 31, 2001

Investment Income:
Interest and amortization of premium and
discount earned ......................................             $ 24,089,950

Expenses:
Investment advisory fees ............................. $2,193,015
Transfer agent fees ..................................  1,188,386
Distribution fees ....................................    581,465
Accounting services ..................................    103,967
Registration fees ....................................     87,759
Printing and shareholder reports .....................     74,719
Professional fees ....................................     47,253
Custodian fees .......................................     36,618
Trustees' fees and expenses ..........................     26,833
Pricing expenses .....................................      2,322
Other ................................................     14,377
                                                       ----------
Total expenses .......................................                4,356,714
                                                                    ------------
Investment Income--Net ...............................               19,733,236

Realized Gain on Investments--Net ....................                   81,500

Change in Unrealized Appreciation on Investments--Net.               (1,092,636)
                                                                   ------------
Net Increase in Net Assets Resulting from Operations..             $ 18,722,100
                                                                   ============

See Notes to Financial Statements.

CBA Money Fund
Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                         For the Six          For the
                                                        Months Ended        Year Ended
Increase (Decrease) in Net Assets:                     August 31, 2001   February 28, 2001
------------------------------------------------------------------------------------------
Operations:
Investment income--net .............................   $    19,733,236    $   111,184,163
Realized gain on investments--net ..................            81,500            242,553
Change in unrealized appreciation/depreciation on
investments--net ...................................        (1,092,636)         3,898,721
                                                       ---------------    ---------------
Net increase in net assets resulting from operations        18,722,100        115,325,437
                                                       ---------------    ---------------
Dividends & Distributions to Shareholders:
Investment income--net .............................       (19,733,236)      (111,184,163)
Realized gain on investments--net ..................           (81,500)          (242,553)
                                                       ---------------    ---------------
Net decrease in net assets resulting from dividends
and distributions to shareholders ..................       (19,814,736)      (111,426,716)
                                                       ---------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ...................         9,493,125      2,765,125,774
Net asset value of shares issued to shareholders in
reinvestment of dividends and distributions ........        19,752,456        111,179,385
                                                       ---------------    ---------------
                                                            29,245,581      2,876,305,159
Cost of shares redeemed ............................      (478,069,700)    (4,106,542,257)
                                                       ---------------    ---------------
Net decrease in net assets derived from beneficial
interest transactions ..............................      (448,824,119)    (1,230,237,098)
                                                       ---------------    ---------------
Net Assets:
Total decrease in net assets .......................      (449,916,755)    (1,226,338,377)
Beginning of period ................................     1,199,549,832      2,425,888,209
                                                       ---------------    ---------------
End of period ......................................   $   749,633,077    $ 1,199,549,832
                                                       ===============    ===============

See Notes to Financial Statements.

CBA Money Fund
Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the
The following per share data and ratios have been derived   For the Six      For the        For the              Year Ended
from information provided in the financial statements.      Months Ended    Year Ended     Year Ended           February 28,
                                                              August 31,   February 28,   February 29,    -------------------------
Increase (Decrease) in Net Asset Value:                         2001           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................   $    1.00      $     1.00     $     1.00     $     1.00     $     1.00
                                                             ---------      ----------     ----------     ----------     ----------
   Investment income--net ................................       .0209           .0567          .0473          .0478          .0497
   Realized and unrealized gain (loss) on investments--net      (.0011)          .0021         (.0003)        (.0002)         .0001
                                                             ---------      ----------     ----------     ----------     ----------
Total from investment operations .........................       .0198           .0588          .0470          .0476          .0498
                                                             ---------      ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net ................................      (.0209)         (.0567)        (.0473)        (.0478)        (.0497)
   Realized gain on investments--net .....................      (.0001)         (.0001)            --         (.0001)        (.0001)
                                                             ---------      ----------     ----------     ----------     ----------
Total dividends and distributions ........................      (.0210)         (.0568)        (.0473)        (.0479)        (.0498)
                                                             ---------      ----------     ----------     ----------     ----------
Net asset value, end of period ...........................   $    1.00      $     1.00     $     1.00     $     1.00     $     1.00
                                                             =========      ==========     ==========     ==========     ==========
Total Investment Return+ .................................       4.17%*          5.83%          5.09%          4.91%          5.10%
                                                             =========      ==========     ==========     ==========     ==========
Ratios to Average Net Assets:
Expenses, net of reimbursement ...........................        .92%*           .75%           .70%           .70%           .70%
                                                             =========      ==========     ==========     ==========     ==========
Expenses .................................................        .92%*           .75%           .70%           .73%           .74%
                                                             =========      ==========     ==========     ==========     ==========
Investment income and realized gain on
investments--net .........................................       4.18%           5.67%          4.68%          4.79%          4.98%
                                                             =========      ==========     ==========     ==========     ==========
Supplemental Data:
Net assets, end of period (in thousands) .................   $ 749,633      $1,199,550     $2,425,888     $2,557,289     $2,360,682
                                                             =========      ==========     ==========     ==========     ==========

*     Annualized.

+ The Fund's Investment Adviser waived a portion of its management fee when applicable. Without such waiver, the Fund's performance would have been lower.

      See Notes to Financial Statements.

CBA Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:

CBA Money Fund (the "Fund") is a money fund whose shares are offered to subscribers to the Capital Builder Account service of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort"). Shares may also be purchased by individual investors not subscribing to these services, but such investors will not receive any of the special features offered as a part of such services. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the

Notes to Financial Statements
(concluded)

total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets, .425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .375% of average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S and Broadcort each receive a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund attributable to subscribers to the respective Capital Builder Account and Broadcort Capital Account programs. The MLPF&S distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S or Broadcort in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended August 31, 2001, the Fund reimbursed FAM $8,441 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Beneficial Interest Transactions:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

CBA Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kevin J. McKenna--Senior Vice President
Richard J. Mejzak--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CBA account, call (800) 247-6400.

[LOGO] Merrill Lynch Investment Managers

                     [GRAPHIC]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CBA Money Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #11676--8/01